AMERICAN PENSION INVESTORS TRUST
                   MULTIPLE INDEX TRUST AND TREASURIES TRUST

                  Supplement to Prospectus Dated June 1, 1997

        Effective February 1, 1998, purchases of shares of the Multiple Index Trust and the Treasuries Trust will no longer be subject to an initial sales charge.

                              FINANCIAL HIGHLIGHTS

        The table below provides financial highlights for one share of each Fund for the period shown. This information is supplemented by the financial statements and accompanying notes appearing in a supplement to the Statement of Additional Information.

                                                     FOR THE PERIOD ENDED NOVEMBER 30,
                                                                 1997(3)
                                                               (UNAUDITED)
                                                ------------------------------------------
                                                 Multiple Index Trust     Treasuries Trust
For a share outstanding throughout the period:
Net asset value, beginning of period                    $10.00                  $10.00
                                                        ------                  ------

Income from investment operations:
    Net investment income                                 0.01                    0.14
    Net realized and unrealized gain on
      investments                                         0.01                    0.24
                                                        ------                  ------

         Total income from investment operations          0.02                    0.38
                                                        ------                  ------

Distributions:
    From net investment income                                                   (0.06)
                                                                                ------

         Total distributions                                                     (0.06)
                                                                                ------

             Net asset value, end of period             $10.02                  $10.32
                                                        ======                  ======

Total return*                                             0.20%                   3.81%

RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's omitted)           $1,795                  $1,287
    Ratio of expenses to average net assets (2)           0.86%(1)                0.99%(1)
    Ratio of net investment income to average
      net assets                                          0.16%(1)                4.63%(1)
    Portfolio turnover rate                                 --                      --

----------------
(1) Annualized
(2) Without fees waived/reimbursed by the investment advisor, the ratio of expenses to average net assets would have been 5.61% for the Multiple Index Trust and 9.42% for the Treasuries Trust.
(3) Commencement of operations is July 2, 1997
* Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

                                                                January 16, 1998